Filed pursuant to Rule 497(e)

Registration No. 333-271700

THEMES ETF TRUST

Leverage Shares 2X Long NET Daily ETF

Leverage Shares 2X Long NU Daily ETF

Leverage Shares 2X Long OKTA Daily ETF

Leverage Shares 2X Long SBUX Daily ETF

Leverage Shares 2X Long SPOT Daily ETF

Each a series (a “Fund”) of Themes ETF Trust

Supplement dated March 13, 2026, to the currently effective Summary Prospectus dated

November 12, 2025, and Prospectus dated November 5, 2025, of each Fund

Effective March 13, 2026, each Fund is expected to allocate up to 100% of its assets as collateral for swap agreements or as premiums for purchased options contracts. If you have any questions, please call 1-866-5Themes (1-866-584-3637).

Please retain this Supplement for future reference